ABSC OOMC 2006-HE3
Asset Backed Securities Portfolio Analysis

4,871 records
Balance: 965,389,463
All records

Selection Criteria: All records
Table of Contents

1.

STATE

1. STATE

STATE	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Alabama	40	$2,559,885.95	0.27%	606	85.42%	9.560%	97.44%
Alaska	2	466,688.88	0.05	658	100.00	8.918	100.00
Arizona	75	12,357,518.36	1.28	595	78.27	8.498	88.97
Arkansas	15	1,918,979.68	0.20	630	89.70	8.864	88.49
California	753	260,617,266.78	27.00	641	78.09	7.276	94.74
Colorado	72	11,458,487.63	1.19	615	85.90	8.053	92.08
Connecticut	73	14,739,899.59	1.53	612	78.62	8.256	88.90
Delaware	17	2,910,563.67	0.30	582	77.75	8.566	86.72
District of Columbia	9	2,400,117.91	0.25	608	74.71	8.167	78.45
Florida	534	102,331,392.49	10.60	615	80.68	8.313	84.41
Georgia	135	16,493,530.71	1.71	615	85.76	8.934	89.51
Hawaii	18	5,556,159.19	0.58	627	79.51	8.152	100.00
Idaho	30	3,316,862.09	0.34	610	83.80	8.723	96.34
Illinois	149	24,269,405.57	2.51	611	83.50	8.837	88.68
Indiana	54	6,517,864.36	0.68	619	83.82	8.681	93.76
Iowa	17	2,087,068.92	0.22	604	86.13	8.778	64.69
Kansas	17	1,174,933.43	0.12	581	87.82	9.944	100.00
Kentucky	49	4,054,808.51	0.42	574	86.04	9.073	100.00
Louisiana	25	2,468,959.28	0.26	615	83.16	8.879	97.97
Maine	44	5,979,628.91	0.62	608	79.98	8.703	88.65
Maryland	113	25,467,525.67	2.64	601	81.74	8.430	96.23
Massachusetts	279	74,207,197.53	7.69	635	79.11	7.972	93.96
Michigan	202	20,529,607.56	2.13	586	84.04	9.299	95.79
Minnesota	27	4,528,888.31	0.47	621	81.82	8.446	95.56
Mississippi	9	774,333.95	0.08	612	82.40	9.349	100.00
Missouri	55	5,507,228.84	0.57	588	89.33	9.637	93.29
Montana	16	1,918,643.18	0.20	615	80.69	8.469	88.45
Nebraska	4	430,745.79	0.04	499	83.33	10.378	100.00
Nevada	58	13,350,801.86	1.38	624	82.02	7.980	91.50
New Hampshire	29	4,930,595.19	0.51	598	79.38	8.206	79.40
New Jersey	159	44,201,417.74	4.58	609	78.28	8.471	92.23
New York	290	92,571,179.54	9.59	634	79.46	7.647	90.88
North Carolina	123	13,670,287.12	1.42	602	83.03	8.928	95.92
North Dakota	1	57,490.50	0.01	559	85.00	11.600	100.00
Ohio	137	12,626,706.26	1.31	597	86.69	9.425	90.15
Oklahoma	51	5,132,775.12	0.53	580	87.06	9.609	94.35
Oregon	26	4,486,227.61	0.46	601	77.03	8.014	96.14
Pennsylvania	173	23,746,745.21	2.46	605	83.55	8.426	94.92
Rhode Island	40	8,388,049.97	0.87	619	79.02	8.182	97.74
South Carolina	69	9,062,918.94	0.94	619	79.68	8.971	72.06
South Dakota	3	350,298.74	0.04	648	82.64	8.121	100.00
Tennessee	87	8,286,952.68	0.86	594	85.06	8.785	95.41
Texas	401	39,635,006.25	4.11	594	83.28	9.119	94.06
Utah	18	1,709,133.19	0.18	640	84.30	8.394	100.00
Vermont	30	4,493,510.71	0.47	629	83.31	8.838	86.47
Virginia	185	36,173,825.89	3.75	605	80.33	8.268	93.14
Washington	76	15,988,283.09	1.66	605	82.16	8.158	96.55
Wisconsin	74	8,743,852.66	0.91	613	83.52	8.851	98.51
Wyoming	8	739,212.30	0.08	626	93.24	9.312	100.00
Total:	4,871	$965,389,463.31	100.00%	621	80.43%	8.097%	92.23%

Top

Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Mar 21, 2006 13:59

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.